UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Insight Select Income Fund

(Name of Registrant as Specified in its Charter)

Not Applicable

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INSIGHT SELECT INCOME FUND

200 PARK AVENUE, 7TH FLOOR

NEW YORK, NY 10166

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 14, 2017

New York, New York

May 15, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 14, 2017. The proxy statement and annual report to shareholders are available at the respective websites listed below or by calling the Fund at 1-866-333-6685.

Annual Report:	www.insightinvestment.com/global/documents/164389/North-America-Retail/Insight-Select-Income-Fund-Annual-Report.pdf

Proxy Statement:	www.insightinvestment.com/global/documents/164389/North-America-Retail/Insight-Select-Income-Fund-Proxy-Statement.pdf

TO THE SHAREHOLDERS OF

INSIGHT SELECT INCOME FUND:

The Annual Meeting of Shareholders of Insight Select Income Fund (the “Fund”) will be held on June 14, 2017 at 10:30 a.m. (Eastern Time), at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania (the “Annual Meeting”) for the following purposes:

1.	To elect four Trustees for the Fund; and

2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement accompanying this notice. Each shareholder is invited to attend the Annual Meeting in person. Shareholders of record at the close of business on April 28, 2017 are entitled to notice of and to vote at the meeting. If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy card in order that the Annual Meeting can be held without additional expense and a maximum number of shares may be voted.

By order of the Board of Trustees,

Robin J. Shulman

Secretary, Insight Select Income Fund

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR TAKE ADVANTAGE OF THE INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT. IF YOU VOTE USING THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU CHOOSE TO VOTE AT THE ANNUAL MEETING IN-PERSON, PLEASE CONTACT THE FUND AT 1-866-333-6685 FOR DIRECTIONS TO THE MEETING LOCATION.

INSIGHT SELECT INCOME FUND

200 Park Avenue, 7th Floor

New York, NY 10166

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Insight Select Income Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on June 14, 2017, at 10:30 a.m. (Eastern Time), at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof (the “Annual Meeting”). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement and were first sent or delivered to shareholders on or about May 15, 2017.

In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph, personal interview or via the Internet. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund’s shares of beneficial interest. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund before or at the Annual Meeting. Voting electronically or telephonically, or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the Annual Meeting and vote your shares in person. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting. The cost of soliciting proxies will be paid by the Fund.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE INCUMBENT NOMINATED TRUSTEES AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

The Fund’s shares of beneficial interest trade on the New York Stock Exchange under the ticker symbol “INSI”.

On April 28, 2017, the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”), there were 10,710,034.7280 shares of beneficial interest of the Fund issued and outstanding, each of which is entitled to one vote, constituting all of the Fund’s then outstanding voting securities.

The Fund’s most recent Annual Report, including audited financial statements for the fiscal year ended March 31, 2017, has been mailed to shareholders and is also available upon request without charge by writing to the Fund at the address set forth above or by calling the Fund at 1-866-333-6685.

PROPOSAL 1: ELECTION OF TRUSTEES

Four Trustees are to be elected at the Annual Meeting to constitute the entire Board of Trustees, and to hold office until the next annual meeting or until their successors shall have been elected and shall have qualified. Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote FOR the election of the trustees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Fund currently knows of no reason why any of the trustees listed below would be unable or unwilling to serve if elected. All of the following nominees are currently Trustees of the Fund whose terms expire upon their election at the next Annual Meeting or when their successors are elected and qualify. Officers of the Trust serve until death, resignation or removal. Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Fund is set forth below.

Name, Address and Age	Position Held with Fund	Year First Became Trustee	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee
Nominees for Trustee – “Independent Persons”

W. Thacher Brown 200 Park Avenue, 7th Floor New York, NY 10166 Born: December 1947	Trustee	1988.	Retired; former President of MBIA Asset Management LLC from July 1998 to September 2004; and Former President of 1838 Investment Advisors, LLC from July 1988 to May 2004.	2	None.

Ellen D. Harvey 200 Park Avenue, 7th Floor New York, NY 10166 Born: February 1954	Trustee	2010.	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management beginning September 2008; Principal with the Vanguard Group from January 2008 to June 2008; and Senior Vice President with Mercantile-Safe Deposit & Trust from February 2003 to October 2007.	2	Director, Aetos Capital Funds (3 portfolios).

Thomas E. Spock 200 Park Avenue, 7th Floor New York, NY 10166 Born: May 1956	Trustee	2013.	Partner at Scalar Media Partners, LLC since June 2008.	2	None.

Name, Address and Age	Position Held with Fund	Year First Became Trustee	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee
Suzanne P. Welsh 200 Park Avenue, 7th Floor New York, NY 10166 Born: March 1953	Trustee	2008.	Retired; former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	2	None.

(1)	The Fund Complex consists of the Fund and Managed Duration Investment Grade Municipal Fund, each of which are advised by Cutwater Investor Services Corp. (d/b/a Insight Investment and referred to herein as “Insight Investment,” or the “Adviser”)

Current Trustees and Officers

Name, Address and Age	Position Held with Fund	Position Since	Principal Occupation for Past 5 Years
W. Thacher Brown	See “Nominees for Trustee – Independent Persons” above

Ellen D. Harvey	See “Nominees for Trustee – Independent Persons” above

Thomas E. Spock	See “Nominees for Trustee – Independent Persons” above

Suzanne P. Welsh	See “Nominees for Trustee – Independent Persons” above

Clifford D. Corso Insight Investment 200 Park Avenue, 7th Floor New York, NY 10166 Born: October 1961	President	2005	Chief Executive Officer, Insight North America since Jan. 2015; Chief Investment Officer of the Adviser since 2005.

Gautam Khanna Insight Investment 200 Park Avenue, 7th Floor New York, NY 10166 Born: March 1959	Vice President	2006	Senior Portfolio Manager, Insight North America since Jan. 2015; Officer of the Adviser since 2006.

Robin J. Shulman Insight Investment 200 Park Avenue, 7th Floor New York, NY 10166 Born: November 1964	Chief Compliance Officer and Secretary	2015

Chief Compliance Officer, Insight North America since Jan. 2015;

Officer of the Adviser since 2015; Chief Compliance Officer of Managed Duration Investment Grade Municipal Fund since November 2015; Chief Compliance Officer of Horizon Kinetics LLC (asset management firm) from October 2010 to April 2015.

Robert T. Claiborne Insight Investment 200 Park Avenue, 7th Floor New York, NY 10166 Born: August 1955	Vice President	2006	Senior Credit Analyst, Insight North America since Jan. 2015; Officer of the Adviser since 2006.

Name, Address and Age	Position Held with Fund	Position Since	Principal Occupation for Past 5 Years
Thomas Stabile Insight Investment 200 Park Avenue, 7th Floor New York, NY 10166 Born: March 1974	Treasurer	Treasurer since 2015; Assistant Treasurer from 2010 to 2015	Head of Distribution Operations, Insight North America since Jan. 2015; Officer of the Adviser since 2005; and Director of Accounting and Reporting of the Adviser from 2005 to 2015.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, as investment adviser to the Fund, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

Each Trustee of the Fund is not an “interested person” (as defined in the 1940 Act) of the Fund (such Trustees who are not interested persons of the Fund being referred to as the “Independent Trustees”).

Trustee Qualification

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Fund. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Fund.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Brown, business, accounting and finance expertise and experience as a president, board member and/or executive officer of various businesses; Ms. Harvey, business and finance expertise and experience as a senior vice president, chairperson, principal and/or board member of various businesses and non-profit and other organizations; Mr. Spock, business and finance expertise and experience as an executive vice president, vice president and chief financial officer of various businesses; and Ms. Welsh, business, finance and accounting expertise and experience as a college treasurer and chief financial officer. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate, and appropriately diverse, skills and experience to oversee the business of the Trust. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. The Chairman of the Board is an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management with counsel to the Fund. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Trustees Attendance At Meetings

The Board held five meetings during the Fund’s fiscal year ended March 31, 2017. All Independent Trustees attended all meetings of the Board and each committee of which they were members held during the fiscal year ended March 31, 2017.

All Trustees attended the Annual Meeting held on June 15, 2016. Currently, there is not a policy for Trustee attendance at annual meetings of shareholders because of the long time practice of the Trustees to attend all meetings.

Audit Committee

The Board has formed an Audit Committee. The Board has adopted a written charter for the Audit Committee. The Audit Committee of the Board currently consists of Mr. Brown, Ms. Harvey, Mr. Spock and Ms. Welsh, each of whom is an “independent” member of the Board, as that term is defined by the New York Stock Exchange’s listing standards, and also a “non-interested person” as that term is defined in the 1940 Act. The Fund’s Audit Committee Charter is attached hereto as Exhibit A.

The Audit Committee reviews the scope of the audit by the Fund’s independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund. During the fiscal year ended March 31, 2017, the Audit Committee met twice.

Nominating Committee

The Board has a Nominating Committee and adopted a written charter for the Nominating Committee. The Nominating Committee of the Board currently consists of Mr. Brown, Ms. Harvey, Mr. Spock and Ms. Welsh, none of whom is an “interested person” of the Fund. Each member of the Nominating Committee also is an “independent” Trustee, as that term is defined by the New York Stock Exchange’s listing standards. The Nominating Committee held one meeting during the last fiscal year. During the fiscal year ended March 31, 2017, no new Trustee nominees were recommended to, or approved by, the Nominating Committee.

The Nominating Committee recommends nominees for Trustees and officers of the Fund for consideration by the full Board of Trustees. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Trustees and recommends any changes in compensation to the full Board.

The Fund does not currently have a written policy with regard to shareholder nominations for Trustee. The absence of such a policy does not mean, however, that a shareholder recommendation would not have been considered had one been received in a timely manner as determined by the Committee. In evaluating Trustee nominees, the Nominating Committee considers the following factors: (i) the appropriate size and composition of the Board; (ii) whether the person is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act; (iii) the needs of the Fund with respect to the particular talents and experience of its Trustees; (iv) the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board; (v) experience with accounting rules and practices; (vi) whether the person has attained the mandatory retirement age, and (vii) all applicable laws, rules, regulations, and listing standards.

The Board, upon the recommendation of the Nominating Committee, has adopted a mandatory retirement policy requiring each Trustee to submit his resignation from the Board effective on a date no later than the last day of the fiscal year in which he or she attains the age of seventy-five years. The Nominating Committee’s goal is to assemble a Board that brings to the Fund a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for Trustee nominees, although the Nominating Committee may also consider such other factors as they may deem to be in the best interests of the Fund and its shareholders. The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. If the Nominating Committee determines that an additional Trustee is required, the entire Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. It is not the present intention of the Nominating Committee to engage third parties to identify or evaluate or assist in identifying potential nominees, although the Nominating Committee reserves the right to do so in the future.

Shareholder Communications with Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the principal place of business of the Fund, c/o Insight Select Income Fund, 200 Park Ave, 7th Floor, New York, NY 10166.

Trustee and Executive Officer Compensation

For the fiscal year ended March 31, 2017, the Fund paid compensation to each Trustee an annual retainer of $15,000 in addition to a per meeting fee of $1,000 for each meeting of the Board or its committees attended by the Trustee, plus reimbursement for expenses. No compensation was paid to the executive officers of the Fund. Effective April 1, 2017, the annual retainer payable to each Trustee is $20,000. Additionally, the Chair of the Board and the Chair of the Audit Committee were paid an additional annual retainer of $5,000 and $2,500, respectively. Such fees totaled $102,500 for the fiscal year ended March 31, 2017.

The aggregate compensation paid by the Fund to each of its Trustees serving during the fiscal year ended March 31, 2017 is set forth in the compensation table below. None of the Trustees serves on the Board of any other registered investment company to which the Fund’s investment adviser or an affiliated person of the Fund’s investment adviser provides investment advisory services.

Name of Person and Position with Fund	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement
W. Thacher Brown, Trustee	$27,250	$0	$0
Ellen D. Harvey, Trustee	$24,250	$0	$0
Thomas E. Spock, Trustee	$24,250	$0	$0
Suzanne P. Welsh, Trustee	$26,750	$0	$0

Ownership of Fund Securities

The following table includes the ownership of Fund shares by the Trustees of the Fund as of March 31, 2017.

Name	Dollar Range of Equity Securities in the Fund
Independent Trustees
W. Thacher Brown	Over $100,000
Ellen D. Harvey	$10,001-$50,000
Thomas E. Spock	$50,001-$100,000
Suzanne P. Welsh	$10,001-$50,000

None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Fund’s investment adviser, or any control person of the Fund’s investment adviser. As of the Record Date, the Trustees and nominees for Trustee and executive officers (9 persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares.

Required Vote

Forty percent (40%) of the Shares entitled to vote on a matter shall constitute a quorum at a meeting of the shareholders. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees, which means that the candidates receiving the highest number of votes shall be elected. Abstentions and broker non-votes will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present.

ADDITIONAL INFORMATION

INFORMATION REGARDING THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund’s independent accountants for the Fund’s fiscal year ending March 31, 2018. Tait Weller acted as the Fund’s independent accountants for the fiscal year ended March 31, 2017. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

During the fiscal year ended March 31, 2017, the Audit Committee met twice and has reviewed and discussed the Fund’s audited financial statements with Fund management. Further, the Audit Committee has discussed with Tait Weller, the Fund’s independent accountants, the matters required to be discussed by SAS 61 regarding audit standards. The Audit Committee has received the written disclosures and a letter from Tait Weller required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and has discussed with Tait Weller their independence. Based upon the foregoing, at its meeting on May 10, 2017, the Audit Committee recommended to the full Board that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for filing with the SEC for the fiscal year ended March 31, 2017.

The Audit Committee of the Board:

W. Thacher Brown

Ellen D. Harvey

Thomas E. Spock

Suzanne P. Welsh

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by Tait Weller for professional services received during and for the Fund’s fiscal years ended March 31, 2016 and 2017, respectively.

Fiscal Year Ended March 31,	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2016	$22,400	$3,000	$3,650	$0

2017	$19,000	$3,000	$3,000	$0

The Fund’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chair of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chair must be presented to the full Audit Committee at its next scheduled meeting. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. All of the audit, audit-related and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended March 31, 2016 and March 31, 2017 were pre-approved by the Audit Committee. These were the only services provided by Tait Weller.

Investment Adviser and Administrator

Insight Investment, 200 Park Ave, 7th Floor, New York, NY 10166, serves as the Fund’s investment adviser. BNY Mellon Investment Servicing (U.S.) Inc. provides certain administrative services to the Fund. The Adviser is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon, which is a New York state-chartered bank that is regulated by the New York Department of Financial Services and is a member of the Federal Reserve System. The Bank of New York Mellon has principal offices at One Wall Street, New York, NY 10286. Bank of New York Mellon Corporation is the parent company of The Bank of New York Mellon.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s executive officers, Trustees and 10% shareholders (collectively, “Reporting Persons”), to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended March 31, 2017, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

Security Ownership of Certain Owners

To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of the Fund as of the Record Date, except that, based on Schedule 13G filings, the following information with respect to beneficial ownership of more than 5% of the outstanding voting shares has been reported:

Title of Class	Name and Address	Percentage Ownership of Fund	Total Number of Shares
Shares of Beneficial Interest	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive Suite 400 Wheaton, IL 60187	18.81%	2,014,804

*	These entities filed a combined Schedule 13G for the share amount and percentage shown.

As of the Record Date, Cede & Co. held approximately 93.9% of the outstanding voting shares of the Fund. (Cede & Co. is the nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions in order to expedite the sale and transfer of stock.)

Each Trustee’s individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Fund owned less than 1% of the shares of the Fund.

Shareholder Proposals

Proposals intended to be presented by shareholders for consideration at the 2018 Annual Meeting of Shareholders must be received by the Secretary of the Fund at the Fund’s principal office no later than January 12, 2018 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at the Fund’s 2018 Annual

Meeting of Shareholders, other than one that will be included in the Fund’s proxy materials, must notify the Fund no later than March 2, 2018. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. Pursuant to the Fund’s Declaration of Trust and By-Laws, the Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees upon the written request of not less than 10% of the outstanding shares of the Fund.

Other Matters

Neither the Board of Trustees nor management know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

By Order of the Trustees,

Robin J. Shulman

Secretary, Insight Select Income Fund

Dated: May 15, 2017

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

INSIGHT SELECT INCOME FUND

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

AUDIT COMMITTEE CHARTER

II.	STATEMENT OF POLICY

The primary function of the Audit Committee (the “Committee”) of each of Insight Select Income Fund and Managed Duration Investment Grade Municipal Fund (each a “Fund,” and together, the “Funds”) is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent accountants’ responsibility to plan and carry out a proper audit. The functions of the Committee are the sole responsibility of the Committee and may not be allocated to a different committee.

The Committee shall direct the retention of independent accountants and approve in advance all audit and non-audit services of the independent accountants. The Committee shall also review the Funds’ financial reporting process, the system of internal control, audit process, and processes, for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics. In performing its duties, the Committee shall maintain effective working relationships with the Board of Trustees, management, the internal auditor, if any, and the independent accountants. The Funds will not hire any personnel from independent accountants who have worked in any capacity on the Funds’ audit during the past three (3) years.

III.	ORGANIZATION

The Committee shall be comprised of at least three members, none of whom is an “interested person” of the Funds, as that term is defined in the Investment Company Act of 1940. The Committee shall designate a Chairman by majority vote of the Committee.

Management of the Funds shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall consult as it deems appropriate with personnel and service contractors of the Funds and may engage and direct the Funds to compensate independent counsel, independent accountants or other advisers to independently inquire or investigate matters falling within the scope of this Charter. The Committee shall meet at least once annually to determine the firm to be employed as the Funds’ independent accountants and the proposed terms of such engagement, to discuss and approve the scope of the next year’s audit of the financial statements, and to review the results of the audit for the prior year. The Committee shall meet with the Funds’ independent accountants at least once annually outside the presence of the Funds’ management representatives.

IV.	PRINCIPAL DUTIES

The Committee shall:

1.	Approve in advance and be directly responsible for the appointment, compensation, retention and oversight of the Funds’ independent registered public accounting firm (“independent accountants”) engaged to provide audit and non-audit services for the Funds. The independent accountants will report directly to the Committee. The Committee shall evaluate the independent accountant’s performance, costs, organizational capacity and independence from management; obtain receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Funds consistent with Public Company Accounting Oversight Board Rules and Standards, as currently in effect. The Committee will report to the full Board of Trustees regarding the selection, retention or termination of the independent accountants.

2.	Review with management and the independent accountants the results of annual audits and non-audit services, including:

(a)	The independent accountant’s audit of the Funds’ annual financial statements including footnotes and its report thereon, including any significant audit findings.

(b)	The Funds’ semi-annual financial statements including footnotes.

(c)	The independent accountant’s reasoning in accepting or questioning significant estimates by management.

(d)	The independent accountant’s views as to the adequacy of disclosures in the Funds’ financial statements in relation to generally accepted accounting principles.

(e)	Any serious difficulties or disputes with management or other service contractors encountered during the course of the audit.

(f)	Any significant changes to the audit plan.

(g)	Any proposal that the independent accountants provide any audit or non-audit services to the Funds, its investment adviser or any entity controlling or under common control with the investment adviser.

3.	Review, in consultation, as appropriate, with the independent accountants and the service contractors:

(a)	The adequacy of the internal controls, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities and fair valuation processes).

(b)	The adequacy of internal controls at service contractors employed on behalf of the Funds including significant comments contained in service contractors auditors’ reports on those controls.

(c)	Findings and recommendations of the independent accountants and reports on internal controls maintained both by the Funds and its service contractors, together with responses of the appropriate management, including the status of previous audit recommendations.

4.	Inquire of management and the independent accountants as to significant tax accounting policies elected by the Funds (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes.

5.	Meet at least annually with the independent accountants in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

6.	Appoint, and recommend to the Board for approval, an “Audit Committee Financial Expert” who meets the requirements of Item 407(d)(5)(ii) or such other requirements as may be promulgated by the Securities and Exchange Commission, New York Stock Exchange or other relevant regulatory body and to annually review such appointment.

7.	Instruct the independent accountants that they are ultimately accountable to the Board of Trustees and the Committee, as the shareholders’ representatives, and that the Committee has the authority and responsibility to select, evaluate and where appropriate replace the independent accountants.

8.	Approve in advance, any audit and non-audit services performed by the independent accountants on behalf of the Funds, its investment adviser or any entity controlling or under common control with the investment adviser.

9.	Perform a self-assessment and review and reassess the adequacy of this Committee Charter on an annual basis and propose any changes for approval by the Board of Trustees.

10.	Review the internal controls and procedures of the Funds’ administrator and accounting agent on an annual basis.

11.	Review and discuss the Funds’ policies regarding risk assessment and risk management on an annual basis.

12.	It is the authority and the responsibility of the Committee as the Funds’ “Qualified Legal Compliance Committee” to:

(a)	Receive reports of evidence of a material violation by the Funds or any officer, director, employee or agent of the Funds of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a “Material Violation”);

(b)	Inform the Funds’ President (“CEO”) of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations;

(c)	Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation. If it determines an investigation is necessary or appropriate, the Committee will (i) notify the full Board of Trustees, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and (iii) retain expert personnel as the Committee deems necessary;

(d)	At the conclusion of the investigation, the Committee will (i) recommend, by majority vote, that the issuer implement an appropriate response to evidence of a Material Violation, and (ii) inform the CEO and the Board of Trustees of the results of the investigation and the appropriate remedial measures to be adopted;

(e)	Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect to implement an appropriate response that the Committee has recommended; and

(f)	Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

Last Amended: May 10, 2017

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 899 Cassatt Road Berwyn, Pennsylvania on June 14, 2017

Please detach at perforation before mailing.

PROXY	INSIGHT SELECT INCOME FUND
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2017

PROXY SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned hereby appoints Robert Claiborne, Gautam Khanna, Robin Shulman and Thomas Stabile each of them proxies, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of Insight Select Income Fund on June 14, 2017 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

ISI_28758_050317

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on June 14, 2017.

The Proxy Statement for this meeting is available at:

Proxy Statement:

www.insightinvestment.com/global/documents/164389/North-America-Retail/Insight-Select-Income-Fund-Proxy-Statement.pdf

Please detach at perforation before mailing.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

⬛ Proposal         THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

1.	Election of Trustees:
							FOR	WITHHOLD	FOR ALL
	Nominees:						ALL	ALL	EXCEPT
	01.	W. Thacher Brown	02.	Ellen D. Harvey	03.	Thomas E. Spock	☐	☐	☐
	04.	Suzanne P. Welsh
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments thereof.

⬛Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

608999900109999999999

⬛       xxxxxxxxxxxxxx                   ISI 28578             M         xxxxxxxx            +